SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 25, 2013

Date of Report (Date of earliest event reported)

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UNITY BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-12431

(Commission File Number)

22-3282551

(IRS Employer Identification No.)

64 Old Highway 22

Clinton, NJ 08809

(Address of Principal Executive Office)

(908) 730-7630

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 8, 2013, Charles S. Loring, a director of the Registrant and of Unity Bank, the Registrant’s wholly-owned subsidiary (the “Bank”), passed away.  Mr. Loring was a founding director of the Bank, and has served on the Board of the Company since its inception in 1994.  Mr. Loring’s service to the Registrant and the Bank has been invaluable.

At the time of his death, the Registrant’s proxy statement was already in production, and lists Mr. Loring as a continuing director. Unfortunately, the Registrant was unable to make the necessary revisions to the proxy statement prior to its distribution to shareholders, and is filing this 8-K to eliminate any confusion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.

(Registrant)

Date: March 25, 2013

By: /s/     Alan J. Bedner

Alan J. Bedner

EVP and Chief Financial Officer